UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 31, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of May 1, 2007, providing for the issuance of GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2007-AR3)

       GreenPoint Mortgage Funding Trust, Series 2007-AR3
(Issuing Entity)

         Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

                    Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

The Registrant registered issuances of GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-133985 (the “Registration Statement”)). Pursuant to the Registration Statement, the Registrant issued $494,611,000 in aggregate principal amount Class A1, Class A2, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7 and Class M8 Certificates (the “Public Certificates”) of its GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2007-AR3 on May 31, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated May 30, 2007, as supplemented by the Prospectus Supplement, dated May 22, 2007, to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

On May 31, 2007, the following classes of certificates (the “Private Certificates”) in the following amounts were sold by the Registrant to affiliates of the Registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class AP	$100
Class C	N/A
Class X	N/A
Class R	N/A

The net proceeds from the sale of these certificates were applied by the Registrant toward the purchase of the Mortgage Loans (as defined below).

The Public Certificates and the Private Certificates (together the “Certificates”) were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of May 1, 2007, among Structured Asset Securities Corporation, as depositor (the “Depositor”), Aurora Loan Services LLC, as master servicer (the “Master Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”). The Certificates evidence all the beneficial ownership interest in a trust fund that consists primarily of a pool of conventional, first lien, hybrid, negative amortization, fully amortizing residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $499,612,553 as of May 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

1.1	Terms Agreement, dated as of May 29, 2007, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as Underwriter.

4.1	Trust Agreement, dated as of May 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement, dated as of May 1, 2007, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

99.3	Reconstituted Servicing Agreement, dated as of May 1, 2007, between Lehman Brothers Holdings Inc. and GreenPoint Mortgage Funding, Inc.

99.4	Amended and Restated Flow Interim Servicing Agreement, dated as of February 1, 2007, between Lehman Brothers Bank, FSB and GreenPoint Mortgage Funding, Inc.

99.5	Interest Rate Cap Agreement, dated as of May 31, 2007, between ABN AMRO Bank N.V. and GreenPoint Mortgage Funding Trust, Series 2007-AR3.

99.6
ISDA Master Agreement, dated as of May 31, 2007, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2007-AR3.

99.7	Confirmation, dated as of May 31, 2007, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2007-AR3.

99.8
ISDA Credit Support Annex to the ISDA Master Agreement dated as of May 31, 2007, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2007-AR3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By:	/s/ Michael C. Hitzmann
Name: Michael C. Hitzmann Title: Senior Vice President

Date: June 15, 2007

EXHIBIT INDEX

Exhibit No.	Description
1.1	Terms Agreement, dated as of May 29, 2007, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as Underwriter.

4.1	Trust Agreement, dated as of May 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement, dated as of May 1, 2007, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

99.3	Reconstituted Servicing Agreement, dated as of May 1, 2007, between Lehman Brothers Holdings Inc. and GreenPoint Mortgage Funding, Inc.

99.4	Amended and Restated Flow Interim Servicing Agreement, dated as of February 1, 2007, between Lehman Brothers Bank, FSB and GreenPoint Mortgage Funding, Inc.

99.5	Interest Rate Cap Agreement, dated as of May 31, 2007, between ABN AMRO Bank N.V. and GreenPoint Mortgage Funding Trust, Series 2007-AR3.

99.6
ISDA Master Agreement, dated as of May 31, 2007, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2007-AR3.

99.7	Confirmation, dated as of May 31, 2007, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2007-AR3.

99.8
ISDA Credit Support Annex to the ISDA Master Agreement dated as of May 31, 2007, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2007-AR3.